UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2025

AMC ENTERTAINMENT HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33892	26-0303916
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
Incorporation)		Number)

One AMC Way

11500 Ash Street, Leawood, KS 66211

(Address of Principal Executive Offices, including Zip Code)

(913) 213-2000

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock	AMC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01 Regulation FD Disclosure.

As previously disclosed, on December 6, 2024, AMC Entertainment Holdings, Inc. (the “Company”) entered into a Sales and Registration Agreement (the “Sales and Registration Agreement”) with, among others, Goldman Sachs & Co. LLC, from time to time acting in its capacity as (1) the Company’s sales agent (in such capacity, the “Sales Agent”) or (2) the forward seller (in such capacity, the “Forward Seller”) of any and all hedging shares offered by Goldman Sachs International in its capacity as the forward counterparty under one or more forward transactions with the Company (each, a “Forward”) relating to an aggregate of up to 50 million shares of the Company’s Class A common stock (“Common Stock”). As previously disclosed, sales by the Sales Agent and the Forward Seller were made in sales deemed to be “at-the-market offerings” as defined in Rule 415 of the Securities Act of 1933, as amended.

As of January 15, 2025, all 50 million shares subject to the Sales and Registration Agreement have been sold in such at-the-market offerings.

To date, the Company has received gross proceeds of $183.8 million, before commissions and fees, on the account of (i) the sale of 20 million shares of Common Stock through at-the-market offerings by the Sales Agent and (ii) initial cash payments upon the establishment of the forward counterparty’s hedge positions for 30 million shares of Common Stock under Forwards.

In accordance with the terms of the Sales and Registration Agreement and the previously disclosed Master Confirmation for Forwards dated December 6, 2024, the Company may also be entitled to receive additional cash payments pursuant to Forwards at the maturity of such Forwards or a portion thereof (which, as previously disclosed, may be up to approximately six months following the completion of the applicable initial hedging periods). There is no guarantee the Company will receive any additional proceeds from the Forwards.

The information furnished pursuant to Item 7.01 of this Current Report on Form 8-K, including the exhibits, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

(d)     Exhibits

Exhibit No.	Description of Exhibit
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMC ENTERTAINMENT HOLDINGS, INC.

Date: January 16, 2025	By:	/s/ Kevin M. Connor
Name: Kevin M. Connor
Title: Senior Vice President, General Counsel and Secretary